Exhibit 10-L

                              SECOND AMENDMENT OF
                              TRUSERV CORPORATION
                         DEFINED LUMP SUM PENSION PLAN
           (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1998)

         WHEREAS, TruServ Corporation (the "Company") has established and maintains the TruServ Corporation Defined Lump Sum Pension Plan (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan to reflect certain terms and conditions negotiated between the Company and Chauffeurs, Teamsters and Helpers Local Union #633 of New Hampshire during the collective bargaining process; and

         WHEREAS, Chauffeurs, Teamsters and Helpers Local Union #633 of New Hampshire ratified the collective bargaining agreement negotiated between the Company and Chauffeurs, Teamsters and Helpers Local Union #633 of New Hampshire on March 1, 2003;

         NOW, THEREFORE, by virtue and in exercise of the power reserved to the Company by Section 11.1 of the Plan and pursuant to resolutions adopted by the Board of Directors of the Company, the Plan be and is hereby amended, effective January 1, 2002, in the following particulars:

         1. By adding the following new Section 2.1(U.A) immediately following Section 2.1(U) of the Plan as a part thereof:

         "(U.A)   MANCHESTER EMPLOYEE - Any person:

                  (1) who is or was covered by the collective bargaining agreement between the Employer and Chauffeurs, Teamsters and Helpers Local Union #633 of New Hampshire ratified on March 1, 2003;

              (2)      who was an Associate on March 1, 2003; and

              (3) who was a Participant with a Vesting Percentage of 100% as of January 1, 2002."

         2.   By substituting for Section 4.3(B) of the Plan the following:

         "(B) The Participant's Defined Lump Sum Benefit shall be determined as follows:

              (1) With respect to Participants other than Participants who are Manchester Employees, by multiplying the Participant's Average Compensation by the sum of (a) plus
                       (b) below:

                       (a) the sum of the annual pension credit percentages in the table below that are earned by the Participant for each Year of Service (and fraction thereof) beginning January 1, 2002;

YEARS OF SERVICE          ANNUAL PENSION          YEARS OF SERVICE          ANNUAL PENSION
   WHILE AGE             CREDIT PERCENTAGE           WHILE AGE            CREDIT PERCENTAGE
----------------         -----------------        ----------------        -----------------
  Less than 26                 1.0%                      50                      6.0%
     26-28                     1.5%                      51                      6.5%
     29-31                     2.0%                      52                      7.0%
     32-34                     2.5%                      53                      7.5%
     35-37                     3.0%                      54                      8.0%
     38-40                     3.5%                      55                      8.5%
     41-43                     4.0%                  56 or More                  9.0%
     44-45                     4.5%
     46-47                     5.0%
     48-49                     5.5%

                                plus

                       (b) the Participant's accumulated pension credits earned under the Plan as of December 31, 2001, based on the provisions of the Plan in effect on that date.

              (2) With respect to Participants who are Manchester Employees, by multiplying the Participant's Average Compensation by the sum of (a) plus (b) below:

                       (a) the sum of the annual pension credit percentages in the table set forth in Section 4.3(B)(1)(a) above that are earned by the

                                Participant for each Year of Service (and fraction thereof) beginning November 1, 2002; plus

                       (b) the Participant's accumulated pension credit percentages earned under the Plan as of October 31, 2002, based on the provisions of the Plan in effect on December 31, 2001 and assuming such provisions had continued in effect until October 31, 2002.

              (3) In no event will the sum of a Participant's annual pension credit percentages be less than 10%."

         IN WITNESS WHEREOF, TruServ Corporation has caused this amendment to be executed on its behalf by its duly authorized officer, this 19th day of December, 2003.

                                   TruServ Corporation

                                   By: /s/ Amy W. Mysel
                                        ----------------
                                   Its: SVP of Human Resources and Communication
                                        ----------------------------------------